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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 19, 2005

Viropro, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-06718	13-3124057
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8515 Pl. Devonshire Suite 207 Montreal, Quebec, Canada	H4P 2K1
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (514) 731-8776

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (3-05)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

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Forward-Looking Statements

This Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements.  These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "anticipate," "estimate," "expect," "project," or "intend."  These forward-looking statements reflect our plans, expectations, and beliefs and, accordingly, are subject to certain risks and uncertainties.  We cannot guarantee that any of such forward-looking statements will be realized.

Statements regarding factors that may cause actual results to differ materially from those contemplated by such forward-looking statements ("Cautionary Statements") include, among others, those under the caption “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2004.  All of our subsequent written and oral forward-looking statements (or statements that may be attributed to us) are expressly qualified by the Cautionary Statements.  You should carefully review the risk factors described in our other filings with the Securities and Exchange Commission (the "SEC") from time to time.

Our forward-looking statements are based on information available to us today, and we undertake no obligation to update these statements.  Our actual results may differ significantly from the results discussed.

Item 5.02

Appointment of Director.

Effective November 19, 2005, Dr. Jean-Marie Dupuy of Montreal, Quebec and Mr. Prosper Azoulay have been appointed to the Board of Directors of the Registrant. The Board of Directors now consists of three individuals, the two appointees and Mr. Richard Lee.

Mr. Dupuy is also President and CEO of the registrant, having been appointed to these offices September 19, 2005.

Neither Mr. Dupuy or Mr. Azoulay are members of any oversight committees of the Board. Nor have they been party to any related party transactions with the Registrant.

About Dr. Jean-Marie Dupuy:   Mr. Dupuy is a renowned expert in biotechnology with major contributions in the areas of project development, research and clinical implementation for several pharmaceutical and biotech companies. Dr Dupuy was previously Vice-President, Medical & Regulatory Affairs at Immuno-designed Molecules Company; Project Director, Immunology / Oncology Programs at Wyeth Ayerst; and Medical Director at Pasteur Mérieux Connaught. Prior to joining the Pharmaceutical Industry, Dr. Dupuy held several academic positions in Canada and France. In Canada, he was Director of Clinical Immunology, Montreal Children's Hospital and Director of the Immunology Research Center, Armand Frappier Institute, Montreal. In France, he held the post of Deputy Director of the Department of Pediatric Liver Diseases, Bicêtre Children’s Hospital, Paris and head of The Immunology and Virology Research Center.  Dr Dupuy has conducted intensive clinical & research activities in Pediatrics, Immunology, Virology and Vaccines. He is author and co-author of more than 240 scientific and medical articles, books and publications.He received his post-doctoral training in Minneapolis. He is now President of the Registrant.

About Mr. Prosper Azoulay:  Mr. Azoulay is a successful businessman and entrepreneur with more than 25 years of experience in commercialising and marketing consumer product lines throughout North America. He has also been effective in the launching of retail stores, specifically, the One Price Cleaner chain, and in the development of franchising concepts, selling over 16 franchises during one year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: December 5, 2005

VIROPRO, INC.

/s/ Jean-Marie Dupuy

_______________________________

Jean-Marie Dupuy

President, Director

/s/ Richard Lee

_______________________________

Richard Lee, Director